UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

U.S. GLOBAL INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas	78229
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

U.S. Global Investors, Inc. reports that the company’s board of directors has approved a share repurchase program for GROW Class A common stock and monthly dividend continuation. A copy of the press release is attached and being furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Press Release issued by U.S. Global Investors, Inc. dated December 16, 2015, reporting the approval by the company’s board of directors of a share repurchase program for GROW Class A Common stock and monthly dividend continuation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc.

By:	/s/ Lisa Callicotte
Lisa Callicotte
Chief Financial Officer

Dated: December 16, 2015